UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2024
Data I/O Corporation
(Exact name of registrant as specified in its charter)

Washington	0-10394	91-0864123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6645 185th Ave. N.E., Suite 100, Redmond, WA 98052
(Address of principal executive offices, including zip code)

(425) 881-6444
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DAIO	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act     □

Items reported in this filing:

Item 5.07:  Submission of Matters to a Vote of Security Holders

Item 5.07:  Submission of Matters to a Vote of Security Holders

Annual Meeting of Shareholders Voting Results.

FIRST:                   The Annual Meeting of Shareholders of Data I/O Corporation was convened at 10:00 a.m. Pacific, on May 16, 2024, at the Company’s headquarters, 6645 185th Ave NE, Suite 100, Redmond, Washington.

SECOND:             There were issued and outstanding on March 18, 2024, the record date, 9,023,200 shares of Common Stock.

THIRD:                 There were present at said meeting in person or by proxy, shareholders of the Corporation who were the holders of 7,194,399 (79.73%) shares of Common Stock entitled to vote, thereby constituting a quorum.

FOURTH:             The following nominees for election as Directors, to hold office for a term as defined in the proxy statement and until their successors are duly elected and qualified, received the number of votes set opposite their respective name:

Nominee	For	Withheld	Broker Non-votes
Anthony Ambrose	4,241,579	601,241	2,351,579
Douglas W. Brown	3,384,428	1,458,392	2,351,579
Sally A. Washlow	4,145,120	697,700	2,351,579
Edward J. Smith	4,136,708	706,112	2,351,579
William Wentworth	4,044,893	706,112	2,351,579

The aforesaid nominees have been elected as Directors.

               FIFTH:                   The proposal to ratify the continued appointment of Grant Thornton LLP as the Company’s independent auditors, received the following votes:

                                                                                                                                   Percentage of For &

                                                                                          Votes                               Against on this Proposal

For                                                                            6,540,908                                         90.91

Against                                                                          93,379                                           1.30

Abstain                                                                        560,112                                           7.79

The foregoing proposal has been approved.

               SIXTH:                  The advisory vote (Say on Pay) approving the compensation of the Company’s named executive officers, received the following votes:

                                                                                                                                   Percentage of For &

                                                                                          Votes                               Against on this Proposal

For                                                                            4,141,201                                         85.51

Against                                                                        692,598                                         14.30

Abstain                                                                            9,021                                           0.19

Broker non-votes:                                                 2,351,579

The foregoing proposal has been approved.

               SEVENTH:            The advisory vote (Say on Frequency) on the frequency of the advisory votes approving the compensation of the Company’s named executive officers received the following votes:

                                                                                          Votes                               Percentage

One year                                                                 4,208,602                                         86.91

Two years                                                                     70,935                                           1.46

Three years                                                                555,133                                         11.46

Abstain                                                                            8,150                                           0.17

Broker non-votes:                                                 2,351,579

The proposal (commonly referred to as a “say-on-frequency” proposal) was approved. In accordance with the voting results on this proposal, the Company has determined to hold an advisory vote on executive compensation every year until the next say-on-frequency vote. A say-on-frequency vote is required to be held at least once every six years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            Data I/O Corporation

May 16, 2024                                   By _/s/Gerald Y. Ng_________

                                                            Gerald Y. Ng

                                                            Vice President

                                                            Chief Financial Officer

                                                            Secretary and Treasurer